(ICON)

Prudential Diversified
Bond Fund, Inc.

Annual Report

December 31, 1999

(LOGO)

A Message from the Fund's President                            February 3, 2000
-------------------------------------------------------------------------------
(PHOTO)

Dear Shareholder,
Prudential Diversified Bond Fund's Class A shares posted a negative return of 0.23% for 1999 that lagged the 0.66% positive return of its benchmark, the Lipper General Bond Fund Average. The Fund trailed its Lipper Average primarily because of its modest exposure to emerging market bonds. However, the Fund's Class A shares beat the negative 0.82% return provided by the Lehman Brothers U.S. Aggregate Bond Index for 1999.

The returns of the Fund, its Lipper Average, and the Index reflect the bearish trend that dominated many major bond markets in 1999. For example, the U.S. economy continued to expand at a rapid pace during the year, while the U.S. stock market set successive records. Because brisk economic growth can ignite higher inflation, the Federal Reserve raised its key short-term interest rate three times to cool off the economy. The repeated short-term rate increases led investors to demand higher yields on U.S. bonds, which caused bond prices to fall.

A discussion of developments in the bond markets and an explanation of the Fund's performance follow.

New Portfolio Management
As a result of the restructuring of our Fixed Income Group that I discussed in my last report to shareholders, Steven Kellner has been named head of our Corporate Sector team and Portfolio Manager of the Fund. Along with other members of the Corporate Sector team, Steve works to identify trends in relative value, credit quality, and liquidity in order to capitalize on changing opportunities in the bond markets. Before joining the Corporate Sector team in July, Steve managed investment-grade corporate bonds for the Prudential Insurance General Account for 10 years.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Diversified Bond Fund, Inc.

Performance Review
-------------------------------------------------------------------------------
(PHOTO)

Portfolio manager Steven Kellner
(Corporate [Sector] Team Leader)

Investment Goals and Style
The Fund's investment objective is high current income consistent with the appropriate balance between risk and reward as determined by the Fund's investment adviser. This means we allocate assets primarily among debt securities, including U.S. government securities, mortgage-related securities, corporate debt securities, and foreign securities. We normally invest at least 65% of the Fund's total assets in investment-grade bonds. The Fund may also invest up to 35% of its net assets in noninvestment-grade securities having a rating of not lower than CCC--also known as high-yield or "junk" bonds. There can be no assurance that the Fund will achieve its investment objective.

1999 was a tough year for many bond markets
Negative sentiment clouded many fixed-income markets throughout most of 1999. Although some signs of slower U.S. economic growth emerged in the second half of the year, the economy remained strong overall, spurring fears of rising inflation. But other than soaring oil prices, there were few solid indications that inflationary pressures were building. Investors remained concerned, however, because a tight labor supply and robust consumer demand for goods and services have historically been factors that can drive inflation higher. Furthermore, U.S. stock prices continued their dramatic rally, and the U.S. dollar no longer provided protection against higher import prices or checked demand for U.S. exports because it had weakened against some currencies.

To keep the economy from overheating and igniting higher inflation, the Federal Reserve raised the federal funds rate (what U.S. banks charge each other for overnight loans) by a quarter of a percentage point in June, August, and November. These moves pushed up the rate to 5.50%. The repeated changes in U.S. monetary policy caused investors to require higher yields on bonds--and lower prices. Thus, the Lehman Brothers U.S. Aggregate Bond Index returned a negative 0.82% for the year. This was only the second time since its inception in 1976 that the Index posted a negative return.

Fund hurt by low exposure to emerging market bonds
Although robust economic growth hurt U.S. fixed-income markets, a resurgence in the global economy benefited emerging market bonds, which typically provide higher yields than better-rated bonds because they are viewed as carrying greater credit risk. Emerging market bonds began 1999 trading very cheaply relative to higher-quality bonds, but they soon grew more expensive, on a relative basis. Improving economic conditions and strengthening currencies in many developing countries boosted investor confidence in their bonds. As a result, emerging market bonds provided a double-digit return in 1999 that beat all other bond markets, according to Lehman Brothers indexes.

We increased emerging market bonds to 7.3% of the Fund's total investments as of December 31, 1999, from 2.0% a year earlier. Nevertheless, the Fund's still modest position was the primary reason it underperformed its benchmark Lipper Average in 1999. We typically limit exposure because returns on emerging market bonds have historically been very volatile due to social, political, and currency risks. Indeed, their stellar performance in 1999 contrasted sharply with the previous year, when Lehman Brothers indexes showed that emerging market bonds were the worst performing fixed-income market in 1998.

Fund duration was not cut  sharply enough
When bond markets sell off, as many did in 1999, lowering a portfolio's duration (a measure of change in the prices of its bonds for a given change in interest rates) provides some degree of protection by making the portfolio less sensitive to the rise in bond yields. The Fund's performance suffered because we did not shorten its duration dramatically enough in the first half of 1999.

In the second half of 1999, however, we cut the Fund's duration further by selling longer-term U.S. Treasury securities, which fell to 3.0% of the Fund's total investments as of December 31, 1999, from 7.5% as of June 30, 1999. Some of the proceeds derived from selling Treasuries were used to purchase high-grade and high-yield corporate bonds with shorter maturities. (Both performed better than longer-term Treasuries in 1999, based on Lehman Brothers indexes.) Although the Fund ended the year in negative territory, its performance improved in the final six months of the year because its duration fell to 5.2 years by December 31, 1999. This was down sharply from 6.5 years 12 months earlier.

Performance at a Glance

Cumulative Total Returns1                      As of 12/31/99

                                      One              Three          Since
                                     Year              Years        Inception2
Class A                         -0.23% (-0.39)    13.25% (12.70)   43.55% (42.27)
Class B                         -0.72  (-0.88)    11.28  (10.74)   39.43  (38.19)
Class C                         -0.72  (-0.88)    11.27  (10.73)   39.40  (38.16)
Class Z                          0.01  (-0.15)    13.78  (13.22)   19.87  (19.19)
Lipper General Bond Fund Avg.3   0.66                 18.02            ***

Average Annual Total Returns1                   As of 12/31/99

                                  One           Three          Since
                                  Year          Years        Inception2
Class A                    -4.22% (-4.38)    2.83% (2.66)    6.66% (6.47)
Class B                    -5.72  (-5.88)    2.69  (2.52)    6.76  (6.57)
Class C                    -2.71  (-2.87)    3.28  (3.11)    6.69  (6.50)
Class Z                     0.01  (-0.15)    4.40  (4.23)    5.67  (5.48)


Distributions and Yields                       As of 12/31/99

                         Total
                      Distributions          30-Day
                     Paid for 12 Mos.       SEC Yield
Class A                   $0.85            7.16% (6.84)
Class B                   $0.79            6.95  (6.62)
Class C                   $0.79            6.88  (6.54)
Class Z                   $0.88            7.72  (7.38)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's cumulative and average annual total returns and yields would have been lower, as indicated in parentheses ( ).

2 Inception dates: Class A, B, and C, 1/10/95; Class Z, 9/16/96.

3 Lipper average returns are for all funds in each share class for the one- and three-year periods in the General Bond Fund category. The Lipper average is unmanaged. General Bond funds do not have any quality or maturity restrictions. They intend to keep the bulk of their assets in corporate and government debt issues.

***Lipper Since Inception returns are 50.58% for Class A, B, and C, and 22.55% for Class Z, based on all funds in each share class.

Review Cont'd.
-------------------------------------------------------------------------------
Good security selection helped the Fund
Our careful selection of corporate bonds also benefited the Fund in the latter half of the year. Among those that performed well, on a relative basis, were bonds of Conseco, a leading financial services company offering insurance, investments, and lending products. Moody's Investors Service upgraded the ratings of Conseco's debt securities and preferred stock in December 1999. Others included debt securities of Columbia Healthcare, operator of private hospital, healthcare, and medical services in the United States and overseas, and Scotia Pacific, involved in the lumber business in California.

We also took advantage of several excellent buying opportunities among newly issued bonds of corporations such as Cox Communications and PSE&G Energy. Many companies had rushed to issue bonds to avoid any complications that might have occurred if computers malfunctioned when their internal dates switched from 1999 to 2000.

Some bonds held by the Fund did not perform well, particularly those of companies in the waste disposal industry. For example, the Fund owns debt securities of Waste Management Inc. that declined in value because the firm reported that accounting concerns, among other problems, hurt its earnings. The Fund also holds bonds of Allied Waste that sold off because of investor concern about the industry.

Looking Ahead
We believe the U.S. economic expansion could lose steam during the year as the Fed's tighter monetary policy works its way through the economy. Moderating economic growth might help bonds in two ways--by stabilizing market interest rates and causing the U.S. stock market rally to falter, which could prompt some equity investors to turn to fixed-income securities.

Five Largest Issuers
Expressed as a percentage of net assets as of 12/31/99
U.S. Treasury Bond                     2.4%
Equity Residential Properties          2.2
Niagra Mohawk Power Corp.              2.1
News America, Inc.                     2.0
United Airlines, Inc.                  2.0

Portfolio Composition
Expressed as a percentage of total investments as of 12/31/99
U.S. Corporate Bonds                  80.6%
Foreign Gov't Securities               9.4
Foreign Corporate Bonds                3.5
Asset-Backed Securities                3.1
U.S. Gov't Securities                  3.1
Cash & Equivalents                     0.3

Additional Performance Tracking Tools

You can access comprehensive information about the performance of your Prudential mutual fund 24 hours a day through our website and automated phone service. At www.prudential.com/investing, you'll find the daily closing values, changes from the previous day, and quarterly performance for all of our retail mutual funds. Other available resources include daily, monthly, and quarterly market commentary.

Daily fund values are also a toll-free call away from any touch-tone phone. Call (800) 225-1852 and follow the voice prompts to obtain mutual fund closing values and yields. You can even set up a personalized "watch list" to track specific Prudential mutual funds.

Portfolio of Investments as of        PRUDENTIAL DIVERSIFIED BOND
December 31, 1999                     FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description                Value (Note 1)
---------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.2%
---------------------------------------------------------------------
Asset Backed Securities--3.1%
Aaa           $    5,000   Citibank Credit Card,
                            Master Trust I,
                            Series 1999-5, Class A,
                            6.10%, 5/15/08             $  4,707,300
Aaa                4,700   MBNA Master Credit Card
                            Trust,
                            Series 1999 B, Class A,
                            5.90%, 8/15/11                4,260,465
                                                       ------------
                           Total asset backed
                            securities
                            (cost $9,679,922)             8,967,765
                                                       ------------
------------------------------------------------------------
Domestic Corporate Bonds--79.3%
Baa3               2,200   Abitibi-Consolidated Inc.,
                            Deb.,
                            8.50%, 8/1/29                 2,120,778
Ba1                2,010   AES Corp., Sr. Note,
                            9.50%, 6/1/09                 2,050,200
A1                   200   All State Corp.,
                            Sr. Note,
                            7.20%, 12/1/09                  194,438
Ba3                2,275   Allied Waste North
                            America,
                            Sr. Note,
                            10.00%, 8/1/09                2,024,750
Baa1                 400   Amerada Hess Corp.,
                            Note,
                            7.875%, 10/1/29                 390,120
Aa3                1,400   Archer-Daniels-Midland,
                            Deb.,
                            6.625%, 5/1/29                1,191,022
A2                 1,500   AT&T Corp., Deb.,
                            10.125%, 4/15/22              1,869,270
A2                 1,000   Bear, Stearns & Co. Inc.,
                            Global Note,
                            7.625%, 12/7/09                 981,920
Baa2               2,000   BJ Services Co.,
                            Sr. Note,
                            7.00%, 2/1/06                 1,892,680
Ba2                2,000   Calair Capital Corp.,
                            Sr. Note,
                            8.125%, 4/1/08                1,760,000
                           Calenergy Co., Inc.,
                            Sr. Notes,
Baa3          $    2,000   6.96%, 9/15/03              $  1,954,800
Baa3               2,000   7.23%, 9/15/05                 1,948,860
Ba1                2,345   Calpine Corp.,
                            Sr. Note,
                            10.50%, 5/15/06               2,462,250
Baa2               3,000   Camden Property Trust,
                            Note,
                            7.23%, 10/30/00               2,988,900
                           Capital One Financial,
                            Medium Term Note,
Baa2               3,000   7.08%, 10/30/01                2,970,690
                           Note,
Baa3               1,600   7.25%, 5/1/06                  1,512,000
B1                 1,050   Century Communications
                            Corp., Sr. Note,
                            Zero Coupon, 3/15/03            748,125
Ba2                  945   Chancellor Media Corp.,
                            Sr. Note,
                            8.00%, 11/1/08                  945,000
Ba3                1,200   CMS Energy Corp.,
                            Sr. Note,
                            8.00%, 1/1/00                 1,188,720
Baa2                 600   Coca Cola Bottling Co.,
                            Deb.,
                            6.375%, 5/1/09                  540,480
Ba1                3,200   Cogentrix Energy, Inc.,
                            Sr. Note,
                            8.75%, 10/15/08               3,104,000
Ba2                  650   Columbia / HCA Healthcare
                            Corp., Note,
                            6.91%, 6/15/05                  594,750
                           Comdisco, Inc.,
                           Medium Term Notes,
Baa1               2,000   6.32%, 11/27/00                1,986,400
Baa1               3,500   6.50%, 6/15/00                 3,498,635
Baa3               3,500   Commonwealth Edison Co.,
                            Note,
                            7.625%, 1/15/07               3,478,160

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of        PRUDENTIAL DIVERSIFIED BOND
December 31, 1999                     FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description                Value (Note 1)
---------------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)
Baa3          $    4,000   Connecticut Light & Power
                            Co., Series C,
                            7.75%, 6/1/02              $  4,049,040
Ba2                3,850   Conseco Financing Trust
                            III,
                            Bond,
                            8.796%, 4/1/27                3,494,606
                           Continental Airlines,
                            Inc.,
                            Pass-Through Trust,
                            Series 1997 1A,
Aa3                1,325   7.461%, 4/1/15                 1,275,888
                           Sr. Note,
Ba2                2,515   8.00%, 12/15/05                2,300,370
A3                 2,000   Cooper Tire And Rubber,
                            Note,
                            7.75%, 12/15/09               1,958,400
                           Cox Communications Inc.,
                           Notes,
Baa2               2,000   6.375%, 6/15/00                1,995,400
Baa2                 600   7.875%, 8/15/09                  608,220
Baa1                 900   Cox Enterprises, Inc.,
                            Note,
                            6.625%, 6/14/02                 886,977
                           CSC Holdings, Inc.,
                            Sr. Notes,
Ba2                  475   7.875%, 12/15/07                 466,298
Ba2                  900   7.25%, 7/15/08                   848,664
                           Delta Air Lines, Inc.,
                            Deb.,
Baa3               1,000   9.875%, 5/15/00                1,010,380
Baa3                 600   7.90%, 12/15/09                  584,226
A1                 3,300   Dresdner Funding Trust I,
                            Note,
                            8.151%, 6/30/31               3,146,220
Baa1                 800   Duke Realty L.P.,
                            Sr. Note,
                            7.30%, 6/30/03                  791,120
A3                   800   Edison Mission Energy,
                            Sr. Note,
                            7.73%, 6/15/09                  796,776
                           El Paso Electric Co.,
Ba2                1,500   First Mtge. Bond,
                            9.40%, 5/1/11                 1,603,140
Baa2               1,000   Sr. Note,
                            6.625%, 7/15/01                 992,070
A2            $      800   Electric Lightwave, Inc.,
                            Note,
                            6.05%, 5/15/04             $    755,072
Ba2                1,140   Eott Energy Partners L.P.,
                            Sr. Note
                            11.00%, 10/1/09               1,185,600
                           ERP Operating L.P.,
                            Bond,
A3                 1,200   6.63%, 1/16/00                 1,124,568
                           Note,
A3                 5,000   6.15%, 9/15/00                 4,959,000
A3                   375   7.10%, 6/23/04                   366,424
B2                 2,000   Falcon Holdings Group,
                            L.P.,
                            Deb., Series B,
                            8.375%, 4/15/10               2,020,000
Baa2               5,100   Federated Dept. Stores,
                            Inc.,
                            Sr. Note,
                            8.50%, 6/15/03                5,241,219
Baa2               5,000   First Industrial, L.P.,
                            Note,
                            6.50%, 3/15/01                4,891,300
                           Ford Motor Co.,
A1                 3,000   Deb.,
                            6.375%, 2/1/29                2,518,680
A1                   600   Note,
                            7.45%, 7/16/31                  577,224
A1                   200   Ford Motor Credit Co.,
                            7.375%, 10/28/09                198,000
Baa2               2,000   Fort James Corp., Note,
                            6.234%, 3/15/01               1,979,280
Baa2               3,500   Gables Reality L.P.,
                            Sr. Note,
                            6.55%, 10/1/00                3,476,060
Baa2               2,000   Gatx Capital Corp.,
                            Note,
                            7.75%, 12/1/06                1,982,140
A2                 3,000   General Motors Acceptance
                            Corp., Note,
                            5.95%, 3/14/03                2,888,700
B2                   800   Gentek Inc.,
                            Sr. Sub. Note,
                            11.00%, 8/1/09                  832,000
Baa2                 210   Georgia Pacific Corp.,
                            Deb.,
                            7.75%, 11/15/29                 200,117

-------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of        PRUDENTIAL DIVERSIFIED BOND
December 31, 1999                     FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description                Value (Note 1)
---------------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)
Ba2           $    2,490   Global Crossing Holdings
                            Limited, Sr. Note,
                            9.125%, 11/15/06           $  2,461,987
Ba2                  160   Harrahs Operating Inc.,
                            Sr. Sub. Note,
                            7.875%, 12/15/05                156,000
A3                   800   Heller Financial, Inc.,
                            Note,
                            6.00%, 3/19/04                  759,624
Aa3                  300   HVB Funding Trust,
                            Silent Partnership
                            Certificate,
                            8.741%, 6/30/31                 299,610
Aa3                  200   HVB Funding Trust III,
                            Dated Silent
                            Participation
                            Certificate,
                            9.00%, 10/22/31                 205,100
A1                 4,000   International Lease
                            Finance Corp., Medium
                            Term Note, Series MTNJ,
                            5.90%, 3/12/03                3,848,400
B2                 2,000   ITC Deltacom Inc.,
                            9.75%, 11/15/08               2,020,000
                           ITT Corp.,
                            Notes,
Ba1                1,200   6.25%, 11/15/00                1,176,636
Ba1                2,000   6.75%, 11/15/03                1,860,460
Baa2               4,000   K N Energy, Inc.,
                            Note,
                            6.30%, 3/1/01                 3,958,400
A1                   720   Keycorp Capital III,
                            7.75%, 7/15/29                  669,600
                           Kroger Co.,
                            Sr. Notes,
Baa3               1,700   6.34%, 6/1/01                  1,680,875
Baa3               1,000   7.25%, 6/1/09                    960,000
Baa3                 240   7.70%, 6/1/29                    226,800
Ba1                5,000   LCI International Inc.,
                            Sr. Note,
                            7.25%, 6/15/07                4,807,350
Ba1                2,715   Lear Corp., Sr. Note,
                            7.96%, 5/15/05                2,633,550
                           Lehman Brothers Holdings,
                            Notes,
Baa1          $    3,605   6.625%, 4/1/04              $  3,489,784
A3                 1,175   6.625%, 2/5/06                 1,110,093
Baa1                 250   6.375%, 3/15/01                  247,888
                           Liberty Media Group,
                            Bond,
Baa3                 400   7.875%, 7/15/09                  398,440
                           Note,
Baa3                 700   8.50%, 7/15/29                   724,500
B3                 1,250   Lin Holdings Corp.,
                            Sr. Disc. Note,
                            Zero Coupon, 3/1/08             843,750
Baa2                 275   Litton Inds. Inc., Note,
                            8.00%, 10/15/09                 273,845
Ba3                  975   Lyondell Chemical Co.,
                            9.625%, 5/1/07                  996,938
Baa2               2,000   Mallinckrodt, Inc.,
                            Bond,
                            6.30%, 3/15/01                1,955,000
B2                 2,000   McLeod, USA Inc.,
                            Sr. Note,
                            8.125%, 2/15/09               1,860,000
B2                 1,180   Metromedia Fiber Network
                            Inc., Sr. Note,
                            10.00%, 12/15/09              1,206,550
Baa3                 500   Meyer Fred, Inc., Note,
                            7.15%, 3/1/03                   493,650
Baa2               3,000   National Oilwell, Inc.,
                            Sr. Note,
                            6.875%, 7/1/05                2,847,600
A1                 1,000   Nationwide Life Insurance
                            Co., Deb.,
                            9.875%, 2/15/25               1,018,930
                           Navistar International
                            Corp.,
                            Sr. Notes,
Baa3               1,000   7.00%, 2/1/03                    957,500
Ba2                2,500   8.00%, 2/1/08                  2,375,000
Baa3               6,000   News America, Inc.,
                            6.703%, 5/21/04               5,730,420
                           Nextel Communications
                            Inc., Sr. Note,
                            10.50%, 12/1/09               1,435,175
NR                 1,390

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of        PRUDENTIAL DIVERSIFIED BOND
December 31, 1999                     FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description                Value (Note 1)
---------------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)
                           Niagara Mohawk Power Corp.,
                            First Mtge. Bonds,
Baa2          $    2,000   6.875%, 4/1/03              $  1,985,980
Baa2               2,000   7.375%, 8/1/03                 2,000,200
Baa2               2,000   8.00%, 6/1/04                  2,039,020
Baa3                 900   Northrop Grumman Corp.,
                            Deb.,
                            7.875%, 3/1/26                  844,272
B3                 3,250   NTL Communications Corp.,
                            Sr. Disc. Note,
                            Zero Coupon, 10/1/03          2,291,250
Baa3               3,000   Osprey Trust,
                            Sr. Note,
                            8.31%, 1/15/03                2,984,250
Ba1                2,100   Owens Illinois, Inc.,
                            Deb.,
                            7.50%, 5/15/10                1,846,362
Baa3                 500   Paramount Communications,
                            Inc., Sr. Note,
                            7.50%, 1/15/02                  501,085
Ba2                1,310   Park Place Entertainment
                            Corp., Sr. Sub. Note,
                            7.875%, 12/15/05              1,251,050
Ba1                  540   Parker & Parsley Petroleum
                            Co., Sr. Note,
                            8.875%, 4/15/05                 537,187
B2                   725   Plains Resources, Inc.,
                            Sr. Sub. Note,
                            10.25%, 3/15/06                 706,875
Ba1                1,340   PSEG Energy Holdings Inc.,
                            Note,
                            10.00%, 10/1/09               1,323,250
Ba1                2,400   Qwest Communications
                            Int'l, Inc., Sr. Note,
                            7.50%, 11/1/08                2,352,000
Baa1               1,300   Raytheon Co., Note,
                            6.50%, 7/15/05                1,231,048
Ba3                  260   RBF Finance Co.,
                            Sr. Sec'd. Note,
                            11.375%, 3/15/09                279,500
A1                 1,500   Rockwell International
                            Corp.,
                            Deb.,
                            5.20%, 1/15/98                  957,930
A1                   600   Royal & Sun Alliance
                            Insurance, Bond,
                            8.95%, 10/15/29                 612,960
Aa3           $    1,500   Salomon, Inc.,
                            Sr. Note,
                            6.59%, 2/21/01             $  1,493,910
Baa2               3,700   Scotia Pacific Co. LLC,
                            Series B, Class A3,
                            7.71%, 1/20/14                2,775,000
Baa3                 300   Seagram (Joseph) & Sons,
                            Inc.,
                            5.79%, 4/15/01                 293,460,
Ba1                1,010   Seagull Energy Corp,
                            Sr. Note,
                            7.875%, 8/1/03                  987,275
B3                 1,500   SFX Entertainment, Inc.,
                            Sr. Sub. Note,
                            9.125%, 12/1/08               1,432,500
Baa2               1,200   Sonat Inc., Note,
                            7.625%, 7/15/11               1,177,140
                           Sovereign Bancorp Inc.,
                            Sr. Notes,
Ba3                  765   10.25%, 5/15/04                  771,043
Ba3                1,320   10.50%, 11/15/06               1,346,400
Baa1               2,000   Sprint Capital Corp.,
                            Note,
                            6.875%, 11/15/28              1,777,420
B2                   205   Swift Energy Co.,
                            Sr. Sub. Note,
                            10.25%, 8/1/09                  206,538
A2                 1,000   Tele-Communications, Inc.,
                            Deb.,
                            6.34%, 2/1/12                   990,340
                           Telecom de Puerto Rico
                            Inc.,
                            Sr. Notes,
Baa2               1,800   6.65%, 5/15/06                 1,707,822
NR                 1,500   6.80%, 6/15/09                 1,367,895
Ba1                1,075   Tenet Healthcare Corp.,
                            Sr. Note,
                            7.875%, 1/15/03               1,042,750
B2                 1,250   Tenneco Inc.,
                            Sr. Sub. Note,
                            11.625%, 10/15/09             1,268,750
B2                 1,000   Time Warner Telecom LLC,
                            Sr. Note,
                            9.75%, 7/15/08                1,025,000
Baa3               1,000   Time Warner, Inc.,
                            Deb.,
                            8.11%, 8/15/06                1,029,170

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as of        PRUDENTIAL DIVERSIFIED BOND
December 31, 1999                     FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description                Value (Note 1)
---------------------------------------------------------------------
Domestic Corporate Bonds (cont'd.)
Aa3           $      250   Travelers Group, Inc.,
                            Sr. Note,
                            7.25%, 5/1/01              $    250,793
NR                 2,000   TVN Entertainment Corp.,
                            Sr. Note,
                            14.00%, 8/1/08                  700,000
Baa3                 400   Union Pacific Corporation,
                            Sr. Note,
                            7.375%, 9/15/09                 391,444
Baa3               1,000   Union Pacific Resources
                            Group Inc., Deb.,
                            7.95%, 4/15/29                  970,710
Ba1                1,530   Unisys Corp., Sr. Note,
                            12.00%, 4/15/03               1,629,450
                           United Airlines, Inc.,
                            Deb.,
Baa3               3,000   10.67%, 5/1/04                 3,285,390
Baa3               2,000   11.21%, 5/1/14                 2,426,220
B1                   980   United Rentals Inc.,
                            Sr. Sub. Note,
                            9.25%, 1/15/09                  940,800
B3                   975   United States Air Inc.,
                            9.625%, 2/1/01                  970,125
B2                 2,000   United States Can Corp.,
                            Sr. Sub. Note, Series B,
                            10.125%, 10/15/06             2,045,000
B3                 1,155   Verio Inc., Sr. Note,
                            10.625%, 11/15/09             1,183,875
                   2,090   VoiceStream Wireless
                            Corp.,
                            10.375%, 11/15/09             2,152,700
Ba1                2,000   Waste Management, Inc.,
                            Note,
                            6.125%, 7/15/01               1,903,500
B2                 1,175   Williams Communications
                            Corp., Sr. Note,
                            10.70%, 10/1/07               1,233,750
Baa3               2,000   World Color Press, Inc.,
                            Sr. Sub. Note,
                            7.75%, 2/15/09                1,910,000
A3                 2,700   Worldcom, Inc., Note,
                            6.95%, 8/15/28                2,451,492
B2                 1,250   ZSC Specialty Chemicals
                            PLC, Sr. Note,
                            11.00%, 7/1/09                1,293,750
                                                       ------------
                           Total domestic corporate bonds
                           (cost $240,363,143)          232,265,213
                                                       ------------
Foreign Government Securities--9.3%
NR            $    1,000   Banco de Comercio Exterior
                            de Colombia, Note,
                            8.625%, 6/2/00             $    990,000
B2                 2,000   Bulgaria,
                            Series A, F.R.N.,
                            6.50%, 7/28/24                1,682,500
Aaa                2,570   Commonwealth of Australia,
                            4.50%, 3/15/02                1,798,902
NR                 2,570   Govt. of France,
                            4.50%, 7/12/03                2,572,320
Ba1                  700   Republic of Philippines,
                            Bond,
                            8.875%, 4/15/08                 682,500
A2                   525   Quebec Hydro (Canada)
                            7.50%, 4/1/16                   513,508
                           Quebec Province, (Canada)
                            Debs.,
A2                 2,050   7.50%, 7/15/23                 1,998,852
A2                   600   7.50%, 9/15/29                   590,160
B2                 3,000   Republic of Brazil,
                            Bond,
                            11.625%, 4/15/04              2,977,500
                           Republic of Colombia,
                            Notes, F.R.N.,
Ba2                2,500   11.442%, 8/13/05               2,400,000
                           Unsub.,
Ba2                  700   9.75%, 4/23/09                   649,250
                           Republic of Panama,
                            Deb., F.R.N.,
NR                 1,700   4.25%, 7/17/14                 1,334,500
                           Note,
Ba1                4,000   7.875%, 2/13/02                3,860,000
NR                 2,100   Republic of Poland,
                            Series RSTA, F.R.N.,
                            4.00%, 10/27/24               1,386,000
NR                   400   Saskatchewan Province,
                            (Canada)
                            9.125%, 2/15/21                 460,896
                           United Mexican States,
                            Series A, F.R.N.,
Ba2                  600   6.9325%, 12/31/19                563,250
                           Series B, F.R.N.,
Ba2                1,200   6.9425%, 12/31/19              1,126,500
                           Series C, F.R.N.,
Ba2                1,700   6.83625%, 12/31/19             1,595,875
                                                       ------------
                           Total foreign government
                            securities
                            (cost $27,537,886)           27,182,513
                                                       ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as of        PRUDENTIAL DIVERSIFIED BOND
December 31, 1999                     FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)        Description                Value (Note 1)
---------------------------------------------------------------------
 Foreign Corporate Bonds--3.5%
      Baa2    $    2,000   British Sky Broadcasting
                            Group, (United Kingdom)
                            Bond,
                            6.875%, 2/23/09            $  1,757,000
      Baa1           400   Cable & Wireless
                            Communication,
                            (United Kingdom)
                            Note,
                            6.75%, 12/1/08                  393,704
       Aa3           120   Comunidad Autonoma De
                            Andaluc, (Spain) Note,
                            7.25%, 10/1/29                  114,384
        A2         1,000   Kansallis-Osake-Pankki,
                            N.Y.,
                            (Finland) Sub. Note,
                            10.00%, 5/1/02                1,055,910
        A1         1,200   National Australia Bank
                            Ltd., (Australia),
                            6.40%, 12/10/07               1,196,040
        B1         1,000   Nuevo Grupo Iusacell S.A.
                            de C.V., Sr. Note,
                            (Mexico)
                            14.25%, 12/1/06               1,042,500
       Ba3         2,000   Rogers Cablesystems, Inc.,
                            (Canada),
                            Sr. Sec'd Note,
                            10.00%, 3/15/05               2,140,000
      Baa1         1,060   Sanwa Finance Aruba AEC,
                            Guaranteed Note, (Aruba)
                            8.35%, 7/15/09                1,068,056
                           Tyco Int'l Group SA,
                            (Luxumburg),
      Baa1           600   6.875%, 1/15/29                  509,922
                           Note,
      Baa1           350   7.00%, 6/15/28                   302,876
      Baa2           560   United News & Media PLC,
                            (United Kingdom) Note,
                            7.25%, 7/1/04                   537,824
                                                       ------------
                           Total foreign corporate
                            bonds
                            (cost $10,331,874)           10,118,216
                                                       ------------

 U.S. Government Securities--3.0%
              United States Treasury Bonds,
 $   2,500    6.375%, 8/15/27                        $  2,401,175
     3,600    6.75%, 8/15/26                            3,616,884
       800(b) 8.125%, 8/15/21                             917,496
     1,910    United States Treasury Note,
               6.50%, 5/15/05                           1,910,592
                                                     ------------
              Total U. S. government securities
               (cost $9,064,793)                        8,846,147
                                                     ------------
 -------------------------------------------------------------
Warrants(a)
 Units
     2,000    TVN Entertainment Corp.,
               expiring 8/1/08                                  0
 -------------------------------------------------------------
Rights(a)
     5,384    United Mexican States,
               expiring 12/31/19                                0
                                                     ------------
              Total long-term investments
               (cost $296,977,618)                    287,379,854
                                                     ------------
 SHORT-TERM INVESTMENTS--0.3%
 -------------------------------------------------------------
 Repurchase Agreement
 Principal
 Amount
 (000)
 $     977    Joint Repurchase Agreement Account,
               2.83%, 1/3/00
               (cost $977,000; Note 6)                    977,000
                                                     ------------
 -------------------------------------------------------------
 Total Investments--98.5%
              (cost $297,954,618; Note 5)             288,356,854
              Other assets in excess of
               liabilities--1.5%                        4,482,279
                                                     ------------
              Net Assets--100%                       $292,839,133
                                                     ------------
                                                     ------------

---------------
F.R.N.--Floating Rate Note
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
(a) Non-income producing security.
(b) Pledged as intial margin on financial futures contracts.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as of              PRUDENTIAL DIVERSIFIED BOND
December 31, 1999                           FUND, INC.
------------------------------------------------------------
The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of December 31, 1999 was as follows:

Financial Services....................................   14.8%
Utilities.............................................   12.7
Telecommunications....................................   11.2
Foreign Government Securities.........................    9.3
Real Estate Investment Trust..........................    6.4
Media.................................................    4.4
Airlines..............................................    4.0
Automotive............................................    3.5
Foreign Corporate Bonds...............................    3.5
Asset Backed Securities...............................    3.1
U.S. Government Securities............................    3.0
Oil & Gas.............................................    3.0
Retail................................................    2.5
Cable.................................................    2.3
Food & Beverage.......................................    1.8
Paper Related Products................................    1.5
Hotels................................................    1.5
Waste Management......................................    1.3
Containers............................................    1.3
Medical...............................................    1.3
Computer Services.....................................    1.0
Metal.................................................    0.9
Chemicals.............................................    0.8
Aerospace.............................................    0.7
Insurance.............................................    0.3
Entertainment.........................................    0.2
Transportation........................................    0.1
Miscellaneous.........................................    1.8
Other assets in excess of liabilities (including Joint
  Repurchase Agreement)...............................    1.8
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Statement of Assets and Liabilities       PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1999
Investments, at value (cost $297,954,618)...............................................................        $ 288,356,854
Foreign currency (cost $62).............................................................................                   62
Interest receivable.....................................................................................            5,486,715
Receivable for Fund shares sold.........................................................................              330,434
Due from manager........................................................................................              160,562
Forward currency contracts - net amount receivable from counterparties..................................               78,092
Deferred expenses and other assets......................................................................                5,860
                                                                                                              -----------------
   Total assets.........................................................................................          294,418,579
                                                                                                              -----------------
Liabilities
Bank overdraft..........................................................................................              101,221
Payable for Fund shares reacquired......................................................................              861,815
Accrued expenses........................................................................................              342,709
Distribution fee payable................................................................................              129,684
Due to broker-variation margin..........................................................................               74,656
Forward currency contracts - net amount payable to counterparties.......................................               36,534
Dividends payable.......................................................................................               28,032
Foreign tax withholding.................................................................................                4,795
                                                                                                              -----------------
   Total liabilities....................................................................................            1,579,446
                                                                                                              -----------------
Net Assets..............................................................................................        $ 292,839,133
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $      23,719
   Paid-in capital in excess of par.....................................................................          317,793,853
                                                                                                              -----------------
                                                                                                                  317,817,572
   Undistributed net investment income..................................................................              534,165
   Accumulated net realized loss on investments.........................................................          (15,479,507)
   Net unrealized depreciation on investments, financial futures and foreign currencies.................          (10,033,097)
                                                                                                              -----------------
Net assets, December 31, 1999...........................................................................        $ 292,839,133
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($62,660,347 3 5,075,014 shares of common stock issued and outstanding)...........................               $12.35
   Maximum sales charge (4.0% of offering price)........................................................                  .51
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $12.86
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value offering price and redemption price per share
      ($170,706,425 3 13,824,968 shares of common stock issued and outstanding).........................               $12.35
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($9,257,312 3 749,732 shares of common stock issued and outstanding)..............................               $12.35
   Sales charge (1% of offering price)..................................................................                  .12
                                                                                                              -----------------
   Offering price to public.............................................................................               $12.47
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($50,215,049 3 4,069,241 shares of common stock issued and outstanding)...........................               $12.34
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

PRUDENTIAL DIVERSIFIED BOND FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1999
   Interest and discount earned..........     $  22,709,246
                                            -----------------
Expenses
   Management fee........................         1,531,371
   Distribution fee--Class A.............           154,152
   Distribution fee--Class B.............         1,373,907
   Distribution fee--Class C.............            72,723
   Transfer agent's fees and expenses....           750,000
   Custodian's fees and expenses.........           181,000
   Reports to shareholders...............           120,000
   Registration fees.....................            56,000
   Legal fees and expenses...............            50,000
   Amortization of deferred organization
      expenses...........................            40,135
   Audit fee and expenses................            25,000
   Directors' fees and expenses..........            18,500
   Miscellaneous.........................             4,172
                                            -----------------
         Total expenses..................         4,376,960
   Less: Expense subsidy (Note 4)........          (478,079)
                                            -----------------
         Net expenses....................         3,898,881
                                            -----------------
Net investment income....................        18,810,365
                                            -----------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies
Net realized gain (loss) on:
   Investment transactions...............        (9,371,854)
   Financial futures transactions........          (593,813)
   Foreign currency transactions.........            98,783
                                            -----------------
                                                 (9,866,884)
                                            -----------------
Net change in unrealized depreciation on:
   Investments...........................       (10,239,508)
   Financial futures.....................          (474,242)
   Foreign currencies....................            39,692
                                            -----------------
                                                (10,674,058)
                                            -----------------
Net loss on investments..................       (20,540,942)
                                            -----------------
Net Decrease in Net Assets
Resulting from Operations................     $  (1,730,577)
                                            -----------------
                                            -----------------


PRUDENTIAL DIVERSIFIED BOND FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended December 31,
in Net Assets                           1999             1998
Operations
   Net investment income..........  $  18,810,365    $ 16,855,176
   Net realized loss on investment
      and foreign currency
      transactions................     (9,866,884)     (4,757,242)
   Net change in unrealized
      appreciation (depreciation)
      of investments and foreign
      currencies..................    (10,674,058)        631,551
                                    -------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................     (1,730,577)     12,729,485
                                    -------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................     (3,952,554)     (3,300,618)
      Class B.....................    (10,835,380)     (9,936,206)
      Class C.....................       (573,175)       (424,457)
      Class Z.....................     (3,449,256)     (3,193,895)
                                    -------------    ------------
                                      (18,810,365)    (16,855,176)
                                    -------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................       (153,112)           (680)
      Class B.....................       (414,306)         (2,156)
      Class C.....................        (23,401)            (85)
      Class Z.....................       (121,185)           (693)
                                    -------------    ------------
                                         (712,004)         (3,614)
                                    -------------    ------------
Fund share transactions (net of
   share conversions) (Note 7)
   Net proceeds from shares
      sold........................     91,189,671     129,677,477
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     15,963,051      13,554,825
   Cost of shares reacquired......   (101,066,803)    (83,173,090)
                                    -------------    ------------
   Net increase in net assets from
      Fund share transactions.....      6,085,919      60,059,212
                                    -------------    ------------
Total increase (decrease).........    (15,167,027)     55,929,907
Net Assets
Beginning of year.................    308,006,160     252,076,253
                                    -------------    ------------
End of year(a)....................  $ 292,839,133    $308,006,160
                                    -------------    ------------
                                    -------------    ------------
---------------
(a) Includes undistributed net
    investment income of..........  $     534,165    $    836,812
                                    -------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
Prudential Diversified Bond Fund, Inc. (the 'Fund'), which was incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund had no significant operations other than the issuance of 2,667 shares each of Class A and Class B common stock and 2,666 shares of Class C common stock for $100,000 on October 5, 1994 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on January 10, 1995.

The Fund's investment objective is to achieve high current income consistent with an appropriate balance between risk and reward. The Fund will seek to achieve this objective by allocating its assets among sectors of the fixed income securities markets, U.S. Government securities, mortgage-backed securities, corporate debt, and foreign securities based upon an evaluation of current market and economic conditions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer. Options on securities and indices traded on an exchange are valued at the average of the most recently quoted bid and asked prices provided by the respective exchange and futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreement: In connection with repurchase agreement transactions, the Fund's custodian, or designated subcustodians as the case may be under tri-party repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of unrealized appreciation or depreciation on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
--------------------------------------------------------------------------------
                                       12

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Deferred Organization Expenses: Approximately $210,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with 'Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies,' The effect of applying this statement was to increase undistributed net investment income by $409,357, and increase accumulated net realized loss by $409,357 primarily due to the sale of securities purchased with market discount and net foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares,
--------------------------------------------------------------------------------
                                       13

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and .75% of the average daily net assets of both the Class B and Class C shares for the year ended December 31, 1999.

PIMS has advised the Fund that it has received approximately $192,600 and $30,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 1999. From these fees, PIMS paid such sales charges to Pruco Securities Corporation and affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 1999, it received approximately $507,200 and $5,400 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively. PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended December 31, 1999, the Fund incurred fees of approximately $644,000 for the services of PMFS. As of December 31, 1999, approximately $54,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

------------------------------------------------------------
Note 4. Expense Subsidy

PIFM contractually agreed to subsidize operating expenses so that total Fund operating expenses do not exceed 1.00%, 1.50%, 1.50% and .75% of the average daily net assets of the Class A, Class B, Class C and Class Z shares, respectively. For the year ended December 31, 1999, such reimbursement amounted to $478,079 ($0.02 per share for Class A, B, C and Z shares; .16% of average net assets). The Fund is not required to reimburse PIFM for such subsidy.
------------------------------------------------------------
Note 5. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1999 were $706,339,244 and $702,358,360, respectively.

The federal income tax cost basis of the Fund's investments at December 31, 1999 was $298,464,236 and, accordingly, net unrealized depreciation for federal income tax purposes was $10,107,382 (gross unrealized appreciation--$1,996,441; gross unrealized depreciation--$12,103,823).

For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1999 of approximately $13,738,000 of which $5,204,000 expires in 2006 and $8,534,000 expires in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

The Fund will elect, for United States federal income tax purposes, to treat net short-term capital losses of $1,706,696 incurred in the two months ended December 31, 1999 as having been incurred in the following fiscal year.
During the year ended December 31, 1999, the Fund entered into financial futures contracts. Details of open contracts at December 31, 1999 are as follows:

                                                   Value at         Value at         Unrealized
Number of                          Expiration       Trade         December 31,     Appreciation/
Contracts           Type              Date           Date             1999         (Depreciation)
---------     -----------------    ----------    ------------     ------------     --------------
               Long Positions:
    77           20 yr. Bond       Mar. 2000      $7,271,688       $7,002,188        $ (269,500)
    37           10 yr. Note       Mar. 2000       3,632,070        3,546,797           (85,273)
    52           10 yr. Note       Mar. 2000       5,104,938        4,984,688          (120,250)
                                                                                   --------------
                                                                                     $ (475,023)
                                                                                   --------------
                                                                                   --------------

At December 31, 1999, the Fund had outstanding forward currency contracts to purchase and sell foreign currency as follows:

                              Value at
Foreign Currency             Settlement          Current
Purchase Contracts         Date Receivable        Value         Appreciation
------------------------   ---------------     -----------     --------------
Australian Dollars,
 expiring 1/18/00            $ 1,556,145       $ 1,593,651       $     37,506
New Zealand Dollars,
 expiring 1/25/00              1,950,943         1,991,529             40,586
                           ---------------     -----------     --------------
                             $ 3,507,088       $ 3,585,180       $     78,092
                           ---------------     -----------     --------------
                           ---------------     -----------     --------------

--------------------------------------------------------------------------------
                                       14

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

                              Value at
Foreign Currency             Settlement          Current       Appreciation/
Sale Contracts              Date Payable          Value        (Depreciation)
------------------------   ---------------     -----------     --------------
Australian Dollars,
 expiring 1/18/00            $ 3,354,214       $ 3,404,000       $    (49,786)
Euros
 expiring 1/18/00              1,369,600         1,345,263             24,337
 expiring 1/18/00              1,315,364         1,295,614             19,750
New Zealand Dollars,
 expiring 1/25/00              1,960,693         1,991,528            (30,835)
                           ---------------     -----------     --------------
                             $ 7,999,871       $ 8,036,405       $    (36,534)
                           ---------------     -----------     --------------
                           ---------------     -----------     --------------

------------------------------------------------------------
Note 6. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1999, the Fund had a 0.1% undivided interest in the joint account. The undivided interest for the Fund represents $977,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

ABN AMRO Incorporated, 2.75%, in the principal amount of $90,000,000, repurchase price $90,020,625, due 1/3/2000. The value of the collateral including accrued interest was $91,800,968.

Bear, Stearns & Co. Inc., 2.75%, in the principal amount of $210,000,000, repurchase price $210,048,125, due 1/3/2000. The value of the collateral including accrued interest was $221,923,528.

Lehman Brothers, Inc., 2.50%, in the principal amount of $100,000,000, repurchase price $100,020,833, due 1/3/2000. The value of the collateral including accrued interest was $101,979,049.

Morgan (J.P.) Securities, Inc., 3.00%, in the principal amount of $120,000,000, repurchase price $120,030,000, due 1/3/2000. The value of the collateral including accrued interest was $122,400,783.

Morgan (J.P.) Securities, Inc., 4.50%, in the principal amount of $78,685,000, repurchase price $78,714,507, due 1/3/2000. The value of the collateral including accrued interest was $80,259,686.

Salomon Smith Barney, Inc., 2.00%, in the principal amount of $110,000,000, repurchase price $110,018,333, due 1/3/2000. The value of the collateral including accrued interest was $112,231,078.

------------------------------------------------------------
Note 7. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion shares of common stock authorized, $.001 par value per share, divided into four classes, designated Class A, B, C and Class Z, each of which consists of 500 million, 500 million, 500 million and 500 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A                                  Shares       Amount
-------------------------------------  ----------   -----------
Year ended December 31, 1999:
Shares sold..........................   2,119,919   $27,017,033
Shares issued in reinvestment of
  dividends..........................     260,271     3,299,392
Shares reacquired....................  (2,068,769)  (26,249,289)
                                       ----------   -----------
Net increase in shares outstanding
  before conversion..................     311,421     4,067,136
Shares issued upon conversion from
  Class B............................     289,783     3,651,848
                                       ----------   -----------
Net increase in shares outstanding...     601,204   $ 7,718,984
                                       ----------   -----------
                                       ----------   -----------
Year ended December 31, 1998:
Shares sold..........................   2,495,893   $33,401,514
Shares issued in reinvestment of
  dividends..........................     194,963     2,602,189
Shares reacquired....................  (1,507,321)  (20,108,457)
                                       ----------   -----------
Net increase in shares outstanding
  before conversion..................   1,183,535    15,895,246
Shares issued upon conversion from
  Class B............................     228,881     3,064,759
                                       ----------   -----------
Net increase in shares outstanding...   1,412,416   $18,960,005
                                       ----------   -----------
                                       ----------   -----------

--------------------------------------------------------------------------------
                                       15

Notes to Financial Statements             PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

Class B                                  Shares       Amount
-------------------------------------  ----------   -----------
Year ended December 31, 1999:
Shares sold..........................   3,456,631   $44,310,059
Shares issued in reinvestment of
  dividends..........................     689,639     8,755,340
Shares reacquired....................  (4,140,053)  (52,609,385)
                                       ----------   -----------
Net increase in shares outstanding
  before conversion..................       6,217       456,014
Shares reacquired upon conversion
  into Class A.......................    (289,783)   (3,651,848)
                                       ----------   -----------
Net decrease in shares outstanding...    (283,566)  $(3,195,834)
                                       ----------   -----------
                                       ----------   -----------
Year ended December 31, 1998:
Shares sold..........................   4,920,054   $65,663,839
Shares issued in reinvestment of
  dividends..........................     562,773     7,514,653
Shares reacquired....................  (2,889,045)  (38,488,622)
                                       ----------   -----------
Net increase in shares outstanding
  before conversion..................   2,593,782    34,689,970
Shares reacquired upon conversion
  into Class A.......................    (228,881)   (3,064,759)
                                       ----------   -----------
Net increase in shares outstanding...   2,364,901   $31,625,111
                                       ----------   -----------
                                       ----------   -----------

Class C
-------------------------------------
Year ended December 31, 1999:
Shares sold..........................     390,480   $ 5,023,340
Shares issued in reinvestment of
  dividends..........................      36,684       465,063
Shares reacquired....................    (378,966)   (4,818,053)
                                       ----------   -----------
Net increase in shares outstanding...      48,198   $   670,350
                                       ----------   -----------
                                       ----------   -----------
Year ended December 31, 1998:
Shares sold..........................     412,554   $ 5,507,004
Shares issued in reinvestment of
  dividends..........................      25,359       338,435
Shares reacquired....................    (184,168)   (2,450,323)
                                       ----------   -----------
Net increase in shares outstanding...     253,745   $ 3,395,116
                                       ----------   -----------
                                       ----------   -----------

Class Z
-------------------------------------
Year ended December 31, 1999:
Shares sold..........................   1,158,621   $14,839,239
Shares issued in reinvestment of
  dividends..........................     271,352     3,443,256
Shares reacquired....................  (1,360,238)  (17,390,076)
                                       ----------   -----------
Net increase in shares outstanding...      69,735   $   892,419
                                       ----------   -----------
                                       ----------   -----------
Year ended December 31, 1998:
Shares sold..........................   1,880,837   $25,105,120
Shares issued in reinvestment of
  dividends..........................     232,269     3,099,548
Shares reacquired....................  (1,659,265)  (22,125,688)
                                       ----------   -----------
Net increase in shares outstanding...     453,841   $ 6,078,980
                                       ----------   -----------
                                       ----------   -----------

--------------------------------------------------------------------------------
                                       16

Financial Highlights                      PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

                                                                               Class A
                                                  ------------------------------------------------------------------
                                                                                                        January 10,
                                                                                                          1995(a)
                                                               Year Ended December 31,                    Through
                                                  -------------------------------------------------     December 31,
                                                   1999        1998           1997           1996           1995
                                                  -------     -------     ------------     --------     ------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........    $ 13.23     $ 13.41       $  13.57       $ 13.79        $  12.50
                                                  -------     -------     ------------     --------     ------------
Income from investment operations
Net investment income(b)......................        .83         .85            .98           .93             .90
Net realized and unrealized gain (loss) on
   investment transactions....................       (.86)       (.18)           .07          (.19 )          1.51
                                                  -------     -------     ------------     --------     ------------
   Total from investment operations...........       (.03)        .67           1.05           .74            2.41
                                                  -------     -------     ------------     --------     ------------
Less distributions
Dividends from net investment income..........       (.82)       (.85)          (.98)         (.93 )          (.90)
Distributions in excess of net investment
   income.....................................       (.03)         --(e)        (.02)           --              --
Distributions from net realized gains.........         --          --           (.21)         (.03 )          (.22)
                                                  -------     -------     ------------     --------     ------------
   Total distributions........................       (.85)       (.85)         (1.21)         (.96 )         (1.12)
                                                  -------     -------     ------------     --------     ------------
Net asset value, end of period................    $ 12.35     $ 13.23       $  13.41       $ 13.57        $  13.79
                                                  -------     -------     ------------     --------     ------------
                                                  -------     -------     ------------     --------     ------------
TOTAL RETURN(d)...............................       (.23)%      5.14%          7.96%         5.80 %         19.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............    $62,660     $59,186       $ 41,051       $30,657        $ 14,276
Average net assets (000)......................    $61,661     $51,915       $ 34,994       $21,867        $  7,428
Ratios to average net assets(b):
   Expenses, including distribution fees......       1.00%        .90%           .82%          .79 %           .87%(c)
   Expenses, excluding distribution fees......        .75%        .75%           .67%          .64 %           .72%(c)
   Net investment income......................       6.41%       6.36%          7.14%         7.08 %          6.92%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate....................        236%        304%           334%          362 %           260%

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy and/or fee waiver.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Financial Highlights                      PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

                                                                                Class B
                                                  --------------------------------------------------------------------
                                                                                                          January 10,
                                                                                                            1995(a)
                                                                Year Ended December 31,                     Through
                                                  ---------------------------------------------------     December 31,
                                                    1999         1998           1997           1996           1995
                                                  --------     --------     ------------     --------     ------------
Net asset value, beginning of period..........    $  13.23     $  13.41       $  13.58       $ 13.79        $  12.50
                                                  --------     --------     ------------     --------     ------------
Income from investment operations
Net investment income(b)......................         .77          .77            .89           .85             .82
Net realized and unrealized gain (loss) on
   investment transactions....................        (.86)        (.18)           .06          (.18 )          1.51
                                                  --------     --------     ------------     --------     ------------
   Total from investment operations...........        (.09)         .59            .95           .67            2.33
                                                  --------     --------     ------------     --------     ------------
Less distributions
Dividends from net investment income..........        (.76)        (.77)          (.89)         (.85 )          (.82)
Distributions in excess of net investment
   income.....................................        (.03)          --(e)        (.02)           --              --
Distributions from net realized gains.........          --           --           (.21)         (.03 )          (.22)
                                                  --------     --------     ------------     --------     ------------
   Total distributions........................        (.79)        (.77)         (1.21)         (.88 )         (1.04)
                                                  --------     --------     ------------     --------     ------------
Net asset value, end of period................    $  12.35     $  13.23       $  13.41       $ 13.58        $  13.79
                                                  --------     --------     ------------     --------     ------------
                                                  --------     --------     ------------     --------     ------------
TOTAL RETURN(d)...............................        (.72)%       4.51%          7.24%         5.19 %         19.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............    $170,706     $186,659       $157,501       $136,054       $ 85,472
Average net assets (000)......................    $183,188     $172,326       $144,620       $114,560       $ 43,574
Ratios to average net assets(b):
   Expenses, including distribution fees......        1.50%        1.50%          1.42%         1.39 %          1.47%(c)
   Expenses, excluding distribution fees......         .75%         .75%           .67%          .64 %           .72%(c)
   Net investment income......................        5.91%        5.76%          6.54%         6.48 %          6.32%(c)

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy and/or fee waiver.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

Financial Highlights                      PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

                                                                                Class C
                                                  -------------------------------------------------------------------
                                                                                                          January 10,
                                                                                                            1995(a)
                                                                                                            Through
                                                                Year Ended December 31,                    December
                                                  ---------------------------------------------------         31,
                                                   1999       1998          1997             1996            1995
                                                  ------     ------     ------------     ------------     -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........    $13.23     $13.41        $13.58           $13.79          $ 12.50
                                                  ------     ------     ------------     ------------     -----------
Income from investment operations
Net investment income(b)......................       .77        .77           .89              .85              .82
Net realized and unrealized gain (loss) on
   investment transactions....................      (.86)      (.18)          .06             (.18)            1.51
                                                  ------     ------     ------------     ------------     -----------
   Total from investment operations...........      (.09)       .59           .95              .67             2.33
                                                  ------     ------     ------------     ------------     -----------
Less distributions
Dividends from net investment income..........      (.76)      (.77)         (.89)            (.85)            (.82)
Distributions in excess of net investment
   income.....................................      (.03)        --(e)       (.02)              --               --
Distributions from net realized gains.........        --         --          (.21)            (.03)            (.22)
                                                  ------     ------     ------------     ------------     -----------
   Total distributions........................      (.79)      (.77)        (1.12)            (.88)           (1.04)
                                                  ------     ------     ------------     ------------     -----------
Net asset value, end of period................    $12.35     $13.23        $13.41           $13.58          $ 13.79
                                                  ------     ------     ------------     ------------     -----------
                                                  ------     ------     ------------     ------------     -----------
TOTAL RETURN(d)...............................      (.72)%     4.51%         7.24%            5.19%           19.11%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............    $9,257     $9,282        $6,005           $4,143          $ 2,655
Average net assets (000)......................    $9,696     $7,390        $4,747           $3,534          $ 1,307
Ratios to average net assets(b):
   Expenses, including distribution fees......      1.50%      1.50%         1.42%            1.39%            1.47%(c)
   Expenses, excluding distribution fees......       .75%       .75%          .67%             .64%             .72%(c)
   Net investment income......................      5.91%      5.76%         6.54%            6.48%            6.32%(c)

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy and fee waiver.
(c) Annualized.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

Financial Highlights                      PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------

                                                                            Class Z
                                                  -----------------------------------------------------------
                                                                                                September 16,
                                                                                                   1996(a)
                                                           Year Ended December 31,                 Through
                                                  -----------------------------------------     December 31,
                                                   1999           1998             1997             1996
                                                  -------     ------------     ------------     -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........    $ 13.22       $  13.40         $  13.57          $ 13.20
                                                  -------     ------------     ------------     -------------
Income from investment operations
Net investment income(b)......................        .86            .87             1.00              .28
Net realized and unrealized gain (loss) on
   investment transactions....................       (.86)          (.18)             .06              .40
                                                  -------     ------------     ------------     -------------
   Total from investment operations...........         --            .69             1.06              .68
                                                  -------     ------------     ------------     -------------
Less distributions
Dividends from net investment income..........       (.85)          (.87)           (1.00)            (.28)
Distributions in excess of net investment
   income.....................................       (.03)            --(e)          (.02)              --
Distributions from net realized gains.........         --             --             (.21)            (.03)
                                                  -------     ------------     ------------     -------------
   Total distributions........................       (.88)          (.87)           (1.23)            (.31)
                                                  -------     ------------     ------------     -------------
Net asset value, end of period................    $ 12.34       $  13.22         $  13.40          $ 13.57
                                                  -------     ------------     ------------     -------------
                                                  -------     ------------     ------------     -------------
TOTAL RETURN(d)...............................        .01%          5.30%            8.05%            5.35%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............    $50,215       $ 52,879         $ 47,519          $   608
Average net assets (000)......................    $51,729       $ 48,988         $ 36,750          $   125
Ratios to average net assets(b):
   Expenses, including distribution fees......        .75%           .75%             .67%             .64%(c)
   Expenses, excluding distribution fees......        .75%           .75%             .67%             .64%(c)
   Net investment income......................       6.67%          6.51%            7.29%            7.23%(c)

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy and fee waiver.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(e) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     20

Report of Independent Accountants         PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Diversified Bond Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Diversified Bond Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two periods in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 12, 1997 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2000
--------------------------------------------------------------------------------
                                       21

Tax Information (Unaudited)               PRUDENTIAL DIVERSIFIED BOND FUND, INC.
--------------------------------------------------------------------------------
As required by the Internal Revenue Code, we are to advise you within 60 days of the Fund's fiscal year end (December 31, 1999) as to the federal tax status of dividends and distributions paid by the Fund.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 5.08% of the dividends paid by the Fund qualifies for such deduction. During the fiscal year ended December 31, 1999, the Fund paid dividends from net investment income which was taxable as ordinary income. We wish to advise you that the corporate dividends received deduction for the Fund is zero.
For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
--------------------------------------------------------------------------------

Comparing a $10,000 Investment
-----------------------------------------------------
Prudential Diversified Bond Fund, Inc. vs. the Lehman
Brothers Aggregate Bond Index

Class A
(GRAPH)

Average Annual Total Returns

With Sales Charge         As of 12/31/99
Since Inception         6.66%    (6.47)
Three Years             2.83     (2.66)
One Year               -4.22    (-4.38)
----------------------------------------
Without Sales Charge      As of 12/31/99
Since Inception         7.54%    (7.35)
Three Years             4.24     (4.07)
One Year               -0.23    (-0.39)

Class B
(GRAPH)

Average Annual Total Returns

With Sales Charge         As of 12/31/99
Since Inception         6.76%    (6.57)
Three Years             2.69     (2.52)
One Year               -5.72    (-5.88)
----------------------------------------
Without Sales Charge      As of 12/31/99
Since Inception         6.91%    (6.72)
Three Years             3.63     (3.46)
One Year               -0.72    (-0.88)

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graphs is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs compare a $10,000 investment in Prudential Diversified Bond Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the Lehman Brothers Aggregate Bond Index (the Index) by portraying the initial account values of Class A, B, C, and Z shares at the commencement of operations, and at the end of the fiscal year (December 31), as measured on a quarterly basis, beginning in 1995 for Class A, B, and C shares, and in 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class
B shares will automatically convert to Class A shares, on a quarterly basis,

Class C
(GRAPH)

Average Annual Total Returns

With Sales Charge         As of 12/31/99
Since Inception         6.69%    (6.50)
Three Years             3.28     (3.11)
One Year               -2.71    (-2.87)
----------------------------------------
Without Sales Charge      As of 12/31/99
Since Inception         6.91%    (6.72)
Three Years             3.63     (3.46)
One Year               -0.72    (-0.88)

Class Z
(GRAPH}

Average Annual Total Returns

                          As of 12/31/99
Since Inception         5.67%    (5.48)
Three Years             4.40     (4.23)
One Year                0.01    (-0.15)

approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of management fees and/or expense subsidization, the Fund's average annual total returns would have been lower, as indicated in parenthesis ( ).

The Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and ten years remaining to maturity. The Index gives a broad look at how short- and intermediate-term bonds have performed. The Index returns include the reinvestment of all dividends, but do not include the effect of any sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Getting the Most from Your Prudential Mutual Fund
How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund
Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

The Prudential Mutual Fund Family
-------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
 Prudential Small-Cap Index Fund
 Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
 Prudential Financial Services Fund
 Prudential Health Sciences Fund
 Prudential Technology Fund
 Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
 Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund

Target Funds
 Large Capitalization Growth Fund
 Large Capitalization Value Fund
 Small Capitalization Growth Fund
 Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
 Prudential Developing Markets Equity Fund
 Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
 Prudential Europe Index Fund
 Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Prudential Global Growth Fund
 Prudential International Value Fund
 Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
 International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
 Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
 Income Portfolio
Target Funds
 Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
 California Series
 California Income Series

Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 Massachusetts Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852


visit our website at www.prudential.com

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
405 Lexington Avenue
New York, NY 10174

Fund Symbols    NASDAQ      CUSIP
      Class A   PDBAX     74431J102
      Class B   PRDBX     74431J201
      Class C    --       74431J300
      Class Z   PDBZX     74431J409

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF166E

(LOGO) Printed on Recycled Paper